GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs Financial Square FundsSM Institutional Prime Money Market Funds Goldman Sachs Financial Square Prime Obligations Fund Goldman Sachs Financial Square Money Market Fund	Goldman Sachs Investor FundsSM Retail Money Market Funds Goldman Sachs Investor Money Market Fund Goldman Sachs Investor Tax-Exempt Money Market Fund

Government Money Market Funds

Goldman Sachs Financial Square Treasury Obligations Fund

Goldman Sachs Financial Square Treasury Instruments Fund

Goldman Sachs Financial Square Treasury Solutions Fund

Goldman Sachs Financial Square Government Fund

Goldman Sachs Financial Square Federal Instruments Fund

Goldman Sachs Variable Insurance Funds Government Money Market Fund Goldman Sachs Government Money Market Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated October 2, 2023 to the

Prospectuses, Summary Prospectuses and Statements of Additional Information (“SAI”), each dated March 30, 2023 or April 28,2023, each as supplemented to date

The U.S. Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. Among other things, these changes will: (1) remove the discretion of an institutional or retail money market fund to impose a “redemption gate” that temporarily restricts redemptions when the fund’s portfolio liquidity falls below the required minimum; (2) remove the discretion of an institutional or retail money market fund to impose a “liquidity fee” when the fund’s portfolio liquidity falls below the required minimum, while preserving the discretion to impose the fee when it is in the best interests of the fund to do so (without regard to the fund’s portfolio liquidity level); (3) require an institutional money market fund to impose a mandatory liquidity fee when the fund’s net redemptions exceed certain levels (unless the fee is de minimis); and (4) increase the required minimum levels of daily and weekly liquid assets for all money market funds. While some of these changes will take effect immediately, the remaining changes will take effect either by April 2, 2024 or October 2, 2024. The following provides a general summary of these changes and their general impact on the Funds.

SUMMARY OF MONEY MARKET FUND CHANGES

Removal of Redemption Gates and the Tie Between Liquidity Levels and Liquidity Fees

Prior to October 2, 2023, institutional and retail money market funds were permitted to temporarily restrict redemptions (a “redemption gate”) and/or impose a liquidity fee on redemptions (up to 2%) if the applicable fund’s portfolio liquidity fell below the required minimums. Government money market funds were exempt from requirements relating to these redemption gates and/or liquidity fees. The removal of the discretion to impose a redemption gate that temporarily restricts redemptions and/or liquidity fee under these circumstances will take effect immediately.

Modified Discretionary Liquidity Fee Framework for Institutional and Retail Money Market Funds

Effective on April 2, 2024, institutional and retail money market funds will be permitted to impose a discretionary liquidity fee on redemptions (up to 2%), if the applicable fund’s board of trustees (or its delegate) determines that it is in the best interests of the fund to do so. Government money market funds will continue to be exempt from requirements relating to these discretionary liquidity fees. Institutional and retail money market funds may choose to rely on this modified discretionary liquidity fee framework prior to April 2, 2024.

New Mandatory Liquidity Fee Framework for Institutional Money Market Funds

Effective on October 2, 2024, institutional money market funds will be required to impose a mandatory liquidity fee on redemptions, if the applicable fund experiences total daily net redemptions that exceed 5% of net assets, unless the fee is de minimis (i.e., less than 1 basis point of the value of the shares redeemed). The amount of the mandatory liquidity fee to be charged must be based on a good faith estimate, supported by data, of the costs the fund would incur if it sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions. If these costs cannot be estimated in good faith and supported by data, the amount of the mandatory liquidity fee will be 1% of the value of the shares redeemed. Government and retail money market funds will be exempt from requirements relating to these mandatory liquidity fees.

Increase in Daily and Weekly Liquid Asset Requirements

Effective on April 2, 2024, all money market funds will be required to increase their minimum levels of daily and weekly liquid assets from 10% and 30%, respectively, to 25% and 50%, respectively.

Accordingly, effective immediately, the Funds’ Prospectuses, Summary Prospectuses and SAIs are hereby revised to the extent necessary to reflect the changes described above and their applicable effective dates.

SUMMARY OF THE GOLDMAN SACHS MONEY MARKET FUNDS

The following chart provides important information about the classifications and features of the Funds and how some of the rule changes will impact the Funds. Please note that some of these changes will be implemented at a later date. Shareholders will be given notice of further developments, as appropriate.

Fund Name	Classification	Subject to			Floating or Stable NAV
		Temporary Redemption Gates	Mandatory Liquidity Fees	Discretionary Liquidity Fees
Goldman Sachs Financial Square Funds
Prime Obligations Fund	Institutional	No	Yes*	Yes**	Floating
Money Market Fund	Institutional	No	Yes*	Yes**	Floating
Treasury Obligations Fund	Government	No	No	No	Stable ($1.00)
Treasury Instruments Fund	Government	No	No	No	Stable ($1.00)
Treasury Solutions Fund	Government	No	No	No	Stable ($1.00)
Government Money Market Fund	Government	No	No	No	Stable ($1.00)
Federal Instruments Fund	Government	No	No	No	Stable ($1.00)
Goldman Sachs Investor Funds
Money Market Fund	Retail	No	No	Yes**	Stable ($1.00)
Tax-Exempt Money Market Fund	Retail	No	No	Yes**	Stable ($1.00)
Goldman Sachs Variable Insurance Funds
Government Money Market Fund	Government	No	No	No	Stable ($1.00)

*	Effective on October 2, 2024.
**	Effective on or before April 2, 2024.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAIs for future reference.

MMFUPDATESTK 10-23